SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                         _______________


                            FORM 8-K
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                         August 10, 1998


                     REYNOLDS METALS COMPANY
                     -----------------------
     (Exact name of registrant as specified in its charter)




   Delaware                  1-1430                 54-0355135
   --------                  ------                 ----------
(State of Incorporation)  (Commission             (IRS Employer
                          File Number)        Identification Number)




                     6601 West Broad Street
                         P.O. Box 27003
                  Richmond, Virginia 23261-7003
                  -----------------------------
            (Address of Principal Executive Offices,
                       including zip code)


                         (804) 281-2000
                         --------------
      (Registrant's Telephone Number, including area code)

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On August 10, 1998, the Registrant completed the sale of its North American aluminum beverage can operations to Ball Corporation ("Ball") for $746 million in cash. The disposition was made pursuant to the Asset Purchase Agreement, dated as of April 22, 1998, by and among Ball, Ball Metal Beverage Container Corp. and the Registrant. The purchase price was determined by arms-length negotiation between the Registrant and Ball. The Registrant realized an after-tax gain of $200 million on the sale.

     The sale included 14 can plants, two end plants and a headquarters building located as follows:

     Can Plants
     ----------
     San Francisco, California
     Torrance, California
     Tampa, Florida
     Moultrie, Georgia
     Honolulu, Hawaii
     Monticello, Indiana (cans and ends)
     Kansas City, Missouri
     Middletown, New York
     Reidsville, North Carolina (cans and ends)
     Salisbury, North Carolina
     Forth Worth, Texas
     Seattle, Washington
     Milwaukee, Wisconsin
     Guayama, Puerto Rico

     End Plants
     ----------
     Rocklin, California
     Bristol, Virginia

     Can Operations Headquarters Building
     ------------------------------------
     Richmond, Virginia

     The sale did not include the Registrant's 34.9% interest in Latas de Aluminio S.A., which operates can facilities in Brazil, Chile and Argentina; the Registrant's can machinery business; or the Registrant's 27.5% interest in United Arab Can Manufacturing Company, Ltd., which operates a can plant in Saudi Arabia.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

(b)  Pro Forma Financial Information

PRO FORMA CONDENSED BALANCE SHEET (UNAUDITED)     (millions)
                                                       Less:
                                                       North
                                                      American     Pro
                                            Reynolds    Can       Forma
                                             Metals  Operations   Adjust-
As of June 30, 1998                         Company     (A)        ments    Pro Forma
-------------------------------------------------------------------------------------
ASSETS
  Current assets:
    Cash and cash equivalents               $  200      $  -      $  -       $  200
    Receivables, less allowances of $14        895        90         -          805
    Inventories                                551        23         -          528
    Prepaid expenses and other                 167         2         -          165
-------------------------------------------------------------------------------------
      Total current assets                   1,813       115         -        1,698
Unincorporated joint ventures and associated
  companies                                  1,390         -         -        1,390
Property, plant and equipment                5,873       740         -        5,133
Less allowances for depreciation and
  amortization                               3,366       396         -        2,970
-------------------------------------------------------------------------------------
                                             2,507       344         -        2,163
Deferred taxes and other assets              1,023        10     ( 104) (C)     909
-------------------------------------------------------------------------------------
Total assets                                $6,733      $469     ($104)      $6,160
=====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable, accrued and other
    liabilities                             $  897      $ 53      $  -       $  844
  Short-term borrowings                         61         -         -           61
  Long-term debt                               223         -         -          223
-------------------------------------------------------------------------------------
    Total current liabilities                1,181        53         -        1,128
Long-term debt                               1,465         -     ( 470) (B)     995
Postretirement benefits                      1,022         -         -        1,022
Environmental, deferred taxes and other
  liabilities                                  597         -         -          597
Stockholders' equity:
  Common stock                               1,533         -         -        1,533
  Retained earnings                          1,111         -       158  (C)   1,269
  Treasury stock, at cost                     (126)        -     ( 208) (B)    (334)
  Accumulated other comprehensive income       (50)        -         -          (50)
-------------------------------------------------------------------------------------
    Total stockholders' equity               2,468         -     (  50)       2,418
-------------------------------------------------------------------------------------
Total liabilities and stockholders' equity  $6,733      $ 53     ($520)      $6,160
=====================================================================================

The accompanying notes to unaudited pro forma financial information are an integral part of these statements.

PRO FORMA STATEMENT OF INCOME (UNAUDITED)     (millions, except per share amounts)
=======================================================================================
                                                         Less:
                                                         North
                                                        American      Pro
                                             Reynolds     Can        Forma
                                              Metals   Operations   Adjust-
For the six months ended June 30, 1998       Company      (D)        ments   Pro Forma
---------------------------------------------------------------------------------------
REVENUES                                      $3,111     $630        $  -     $2,481

COSTS AND EXPENSES
  Cost of products sold                        2,526      554           -      1,972
  Selling, administrative and general expenses   189        9           -        180
  Depreciation and amortization                  136        -           -        136
  Interest                                        67        -         (21) (E)    46
  Operational restructuring effects - net        304        -           -        304
--------------------------------------------------------------------------------------
                                               3,222      563         (21)     2,638
--------------------------------------------------------------------------------------

EARNINGS
  Income (loss) before income taxes,
    extraordinary loss and cumulative
    effect of accounting change                 (111)      67          21       (157)
  Taxes on income (credit)                       (46)      25           8 (F)    (63)
--------------------------------------------------------------------------------------

INCOME (LOSS) BEFORE EXTRAORDINARY
  LOSS AND CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                            ($ 65)    $ 42        $ 13      ($ 94)
======================================================================================

EARNINGS PER SHARE (G)
  Basic:
    Average shares outstanding            72,612,000        -           -   68,922,000

    Income (loss) before extraordinary loss
      and cumulative effect of accounting
      change                                ($0.89)         -           -     ($1.36)
======================================================================================
  Diluted:
    Average shares outstanding            72,612,000        -           -   68,922,000

    Income (loss) before extraordinary loss
      and cumulative effect of accounting
      change                                ($0.89)         -           -      ($1.36)
======================================================================================

The accompanying notes to unaudited pro forma financial information are an integral part of these statements.

PRO FORMA STATEMENT OF INCOME (UNAUDITED)  (millions, except per share amounts)
======================================================================================
                                                         Less:
                                                         North
                                                        American     Pro
                                             Reynolds     Can       Forma
                                              Metals   Operations   Adjust-
For the year ended December 31, 1997         Company      (D)        ments   Pro Forma
--------------------------------------------------------------------------------------

REVENUES                                      $6,900    $1,193       $  -     $5,707

COSTS AND EXPENSES
  Cost of products sold                        5,658     1,053          -      4,605
  Selling, administrative and general expenses   406        18          -        388
  Depreciation and amortization                  368        57          -        311
  Interest                                       153         -        (42) (E)   111
  Operational restructuring effects - net         75         -          -         75
--------------------------------------------------------------------------------------
                                               6,660     1,128        (42)     5,490
--------------------------------------------------------------------------------------

EARNINGS
  Income before income taxes and cumulative
    effect of accounting change                  240        65         42        217
  Taxes on income                                104        25         16 (F)     95
--------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT OF
  ACCOUNTING CHANGE                             $136    $   40       $ 26     $  122
======================================================================================

EARNINGS PER SHARE  (G)
  Basic:
    Average shares outstanding              73,412,000       -          -   69,722,000

    Income before cumulative effect of
      accounting change                        $1.86         -          -      $1.75
======================================================================================
  Diluted:
    Average shares outstanding              74,004,000       -          -   70,314,000

    Income before cumulative effect of
      accounting change                        $1.84         -          -      $1.74
======================================================================================

The accompanying notes to unaudited pro forma financial information are an integral part of these statements.

      REYNOLDS METALS COMPANY AND CONSOLIDATED SUBSIDIARIES
       NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION
    FOR THE PERIODS ENDED JUNE 30, 1998 AND DECEMBER 31, 1997

The following unaudited pro forma financial information should be read in conjunction with the consolidated financial statements and related footnotes included in the Company's Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Report on Form 10-Q for the quarter ended June 30, 1998. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of future operating results or financial position.

Basis of Presentation

The unaudited pro forma condensed balance sheet presents the consolidated financial position of the Company assuming that the disposition of the Company's North American Can Operations (the "Operation") had occurred on June 30, 1998. The unaudited pro forma income statements for the year ended December 31, 1997, and the six months ended June 30, 1998, present the consolidated results of operations of the Company assuming that the disposition had occurred as of January 1, 1997. The Operation consists of 14 can plants, two end plants and a headquarters building.

Pro Forma Adjustments

The following notes describe the adjustments found on the accompanying financial statements:

Balance Sheet

(A) The amounts included in the North American Can Operations' column reflect the assets and liabilities of the Operation involved in the disposition.

(B) These pro forma adjustments reflect the estimated use of the pretax proceeds of $746 million from the disposition. The Company expects to use approximately $538 million of the proceeds to extinguish long-term debt (including extinguishment costs of approximately $68 million) and $208 million to repurchase its common stock. The purchase of common stock is a part of the Company's share repurchase program that was announced earlier this year.

(C) These pro forma adjustments reflect the after-tax gain ($200 million after excluding taxes of $130 million) in retained earnings on the sale of the Operation, the estimated after-tax loss ($42 million after excluding taxes of $26 million) on debt extinguishment and the associated tax effects.
     These adjustments are not included in the pro forma income statements.

Income Statements

(D) The amounts included in the North American Can Operations' column on the income statements reflect the direct activity of the Operation involved in the disposition. Depreciation expense was included in the Operation's expenses for the year 1997, but not the interim periods of 1998. In 1998, the Operation was accounted for as an asset held for sale and, as required by current accounting rules, depreciation was stopped. Pretax income has been tax effected at the Company's statutory rate (38%).

(E) These pro forma adjustments represent the estimated reduction in interest expense as a result of long-term debt being reduced by $470 million. Interest expense was calculated using the weighted average interest rate
     (approximately 9%) on the long-term debt expected to be extinguished.

(F) Pretax income has been tax effected at the Company's statutory rate (38%).

(G)  The shares used for pro forma earnings per share reflect
     $208 million of proceeds being used to repurchase approximately 3,690,000 shares of the Company's common stock.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS -- continued


(c)  Exhibits

 <F1>EXHIBIT 2  Asset Purchase Agreement, dated as
                of April 22, 1998, by and among Ball Corporation, Ball Metal Beverage Container Corp. and Reynolds Metals Company. (File No. 1-1430, Form 10-Q Report for the Quarter Ended June 30, 1998,
                EXHIBIT 2). Pursuant to Item 601 of Regulation S-K, the Registrant agrees to furnish to the Commission upon request a copy of the disclosure schedules supplemental to the Asset Purchase Agreement.

[FN]
___________________
<F1> Incorporated by reference.

                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   REYNOLDS METALS COMPANY



                                   By:  /s/ Allen M. Earehart
                                        ---------------------------------
                                        Allen M. Earehart
                                        Senior Vice President, Controller

Dated:  August 11, 1998

                        INDEX TO EXHIBITS


 <F1> EXHIBIT 2 - Asset Purchase Agreement, dated as
                  of April 22, 1998, by and among Ball Corporation, Ball Metal Beverage Container Corp. and Reynolds Metals Company. (File No. 1-1430, Form 10-Q Report for the Quarter Ended June 30, 1998,
                  EXHIBIT 2). Pursuant to Item 601 of Regulation S-K, the Registrant agrees to furnish to the Commission upon request a copy of the disclosure schedules supplemental to the Asset Purchase Agreement.


[FN]
___________________
<F1>  Incorporated by reference.